Pension and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Pension and Other Postretirement Benefits
Note 11 - Pension and Other Postretirement Benefits
Southwest Gas Corporation
Employees’ Investment Plan
An Employees’ Investment Plan (“EIP”) is offered to eligible employees of Southwest through deduction of a percentage of base compensation, subject to IRS limitations. The EIP provides for purchases of various mutual fund investments and Company common stock. One-half of amounts deferred by employees are matched, up to a maximum matching contribution of 3.5% of an employee’s annual compensation. There are no employer matching contributions for officer deferrals into the EIP. The cost of the plan was $5.7 million, $5.5 million, and $5.1 million for 2019, 2018, and 2017, respectively.
Deferred Compensation Plan
A deferred compensation plan is offered to all officers of Southwest and a separate deferred compensation plan is offered to members of the Company’s Board of Directors. The plans provide the opportunity to defer up to 100% of annual cash compensation. One-half of amounts deferred by officers are matched, up to a maximum matching contribution of 3.5% of an officer’s annual base salary. Upon retirement, payments of compensation deferred, plus interest, are made in equal monthly installments over 10, 15, or 20 years, as elected by the participant. Directors have an additional option to receive such payments over a five-year period. Deferred compensation earns interest at a rate determined each January. The interest rate equals 150% of Moody’s Seasoned Corporate Bond Rate Index.
Pension and Postretirement Plans
A noncontributory qualified retirement plan with defined benefits covering substantially all Southwest employees is available in addition to a separate unfunded supplemental executive retirement plan (“SERP”), which is limited to Southwest’s officers. Postretirement benefits other than pensions (“PBOP”) are provided to qualified retirees for health care, dental, and life insurance benefits.
The overfunded or underfunded positions of defined benefit postretirement plans, including pension plans, are recognized in the Consolidated Balance Sheets. Any actuarial gains and losses, prior service costs and transition assets or obligations are recognized in Accumulated other comprehensive income under Stockholders’ equity, net of tax, until they are amortized as a component of net periodic benefit cost.
A regulatory asset has been established for the portion of the total amounts otherwise chargeable to Accumulated other comprehensive income that are expected to be recovered through rates in future periods. Changes in actuarial gains and losses and prior service costs pertaining to the regulatory asset will be recognized as an adjustment to the regulatory asset account as these amounts are amortized and recognized as components of net periodic pension costs each year.
The qualified retirement plan invests the majority of its plan assets in common collective trusts which include a well-diversified portfolio of domestic and international equity securities and fixed income securities, which are managed by a professional investment manager appointed by Southwest. The investment manager has full discretionary authority to direct the investment of plan assets held in trust within the specific guidelines prescribed by Southwest through the plan’s investment policy statement. In 2016, Southwest adopted a liability driven investment (“LDI”) strategy for part of the portfolio, a form of investing designed to better match the movement in pension plan assets with the impact of interest rate changes and inflation assumption changes on the pension plan liability. The implementation of the LDI strategy will be phased in over time by using a glide path. The glide path is designed to increase the allocation of the plan’s assets to fixed income securities, as the funded status of the plan increases, in order to more closely match the duration of the plan assets to that of the plan liability. Pension plan assets are held in a Master Trust. The pension plan funding policy is in compliance with the federal government’s funding requirements.
Pension costs for these plans are affected by the amount and timing of cash contributions to the plans, the return on plan assets, discount rates, and by employee demographics, including age, compensation, and length of service. Changes made to the provisions of the plans may also impact current and future pension costs. Actuarial formulas are used in the determination of pension costs and are affected by actual plan experience and assumptions about future experience. Key actuarial assumptions include the expected return on plan assets, the discount rate used in determining the projected benefit obligation and pension costs, and the assumed rate of increase in employee compensation. Relatively small changes in these assumptions, particularly the discount rate, may significantly affect pension costs and plan obligations for the qualified retirement plan. In determining the discount rate, management matches the plan’s projected cash flows to a spot-rate yield curve based on highly rated corporate bonds. Changes to the discount rate from year-to-year, if any, are generally made in increments of 25 basis points.
Due to an historically low interest rate environment, there was a 100 basis points decrease in the discount rate between years, as reflected below. This resulted in a deterioration in the funded status of the qualified retirement plan as of December 31, 2019. The methodology utilized to determine the discount rate was consistent with prior years. The weighted-average rate of compensation increase remained the same (consistent with management’s expectations overall). The asset return assumption (which impacts the following year’s expense) was reduced by 25 basis points. The rates are presented in the table below:

	December 31,
	2019	2018
Discount rate	3.50%	4.50%
Weighted-average rate of compensation increase	3.25%	3.25%
Asset return assumption	6.75%	7.00%
Future years’ expense level movements (up or down) will continue to be greatly influenced by long-term interest rates, asset returns, and funding levels.
The following table sets forth the retirement plan, SERP, and PBOP funded statuses and amounts recognized on the Consolidated Balance Sheets and Consolidated Statements of Income.

	Year Ended December 31,
	2019			2018
(Thousands of dollars)	Qualified Retirement Plan	SERP	PBOP	Qualified Retirement Plan	SERP	PBOP
Change in benefit obligations:
Benefit obligation for service rendered to date at beginning of year (PBO/PBO/APBO)	$1,116,014	$40,603	$69,956	$1,203,484	$45,727	$75,322
Service cost	25,864	266	1,276	28,555	245	1,473
Interest cost	49,006	1,760	3,046	44,174	1,658	2,748
Plan amendments	—	—	1,878	—	—	—
Actuarial loss (gain)	192,416	7,974	3,156	(102,919)	(3,940)	(6,020)
Benefits paid	(53,723)	(3,206)	(3,201)	(57,280)	(3,087)	(3,567)
Benefit obligation at end of year (PBO/PBO/APBO)	1,329,577	47,397	76,111	1,116,014	40,603	69,956
Change in plan assets:
Market value of plan assets at beginning of year	790,614	—	47,341	871,665	—	54,608
Actual return on plan assets	186,102	—	9,757	(67,771)	—	(3,061)
Employer contributions	52,000	3,206	—	44,000	3,087	—
Benefits paid	(53,723)	(3,206)	(4,260)	(57,280)	(3,087)	(4,206)
Market value of plan assets at end of year	974,993	—	52,838	790,614	—	47,341
Funded status at year end	$(354,584)	$(47,397)	$(23,273)	$(325,400)	$(40,603)	$(22,615)
Weighted-average assumptions (benefit obligation):
Discount rate	3.50%	3.50%	3.50%	4.50%	4.50%	4.50%
Weighted-average rate of compensation increase	3.25%	3.25%	N/A	3.25%	3.25%	N/A

Estimated funding for the plans above during calendar year 2020 is approximately $105 million, of which $102 million pertains to the retirement plan, and which includes a supplemental discretionary contribution of $50 million in January 2020. Management monitors plan assets and liabilities and may, at its discretion, increase plan funding levels above the minimum in order to achieve a desired funded status and avoid or minimize potential benefit restrictions. As a result of the impact of the historically low discount rate at December 31, 2019, Southwest, through a capital contribution from Southwest Gas Holdings, Inc., made the discretionary supplemental contribution in January 2020. This additional contribution is intended to mitigate the impacts on the funded status and the increase in 2020 pension costs through the ability to provide returns on the increased level of plan investments.
The accumulated benefit obligation for the retirement plan and the SERP is presented below:

	December 31,
(Thousands of dollars)	2019	2018
Retirement plan	$1,219,989	$1,024,030
SERP	46,067	38,793

Benefits expected to be paid for pension, SERP, and PBOP over the next 10 years are as follows:

(Millions of dollars)	2020	2021	2022	2023	2024	2025-2029
Pension	$56.0	$58.0	$59.0	$60.0	$61.0	$331.0
SERP	3.1	3.1	3.1	3.1	3.1	14.8
PBOP	4.9	4.9	4.9	4.9	4.8	22.5

No assurance can be made that actual funding and benefits paid will match these estimates.
For PBOP measurement purposes, the per capita cost of the covered health care benefits medical rate trend assumption is 6.0%, declining to 4.5%. Fixed contributions are made for health care benefits of employees who retire after 1988, but Southwest pays all covered health care costs for employees who retired prior to 1989. The medical trend rate assumption noted above applies to the benefit obligations of pre-1989 retirees only.
As of January 1, 2018, the Company adopted “Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.” The update required that an employer report the service cost component of total net periodic benefit costs in the same line item(s) as other compensation costs arising from services rendered by the employees during the period, and required that the other components of net benefit cost be presented in the income statement separately from the service cost component and outside a subtotal of income from operations (and be appropriately described). The update also allowed only the service cost component (and not the other components of periodic benefit costs) to be eligible for capitalization when applicable. The guidance was applied on a retrospective basis, as required, for the presentation of the service cost and other components of net benefit cost, and on a prospective basis for the capitalization of only the service cost component.
Therefore, upon adoption of the update to Topic 715, amounts presented in the Company’s and Southwest’s Consolidated Statements of Income for the year ended 2017 were revised in financial information that presents 2017 as a comparative period, as follows:

	Year Ended December 31,
	2017
(Thousands of dollars)	Originally Reported	Reclassification	Revised
Southwest Gas Holdings, Inc.
Operations and maintenance	$412,187	$(19,424)	$392,763
Other income (deductions)	13,394	(19,424)	(6,030)

Southwest Gas Corporation
Operations and maintenance	$410,745	$(19,424)	$391,321
Other income (deductions)	13,036	(19,424)	(6,388)

Operating income increased by the same amounts that Operations and maintenance expense decreased, as reflected in the table above; however, net income was not impacted overall by this reclassification for either the Company or Southwest.
The service cost component of net periodic benefit costs included in the table below is part of an overhead loading process associated with the cost of labor. The overhead process ultimately results in allocation of that portion of overall net periodic benefit costs to the same accounts to which productive labor is charged. As a result, service costs become components of various accounts, primarily Operations and maintenance expense, Net utility plant, and Deferred charges and other assets for both the Company and Southwest. The other components of net periodic benefit cost are reflected in Other income (deductions) on the Condensed Consolidated Statements of Income of each entity. Refer to the discussion above regarding the practical expedient elected related to amounts capitalized as part of assets prior to the adoption date.
Components of net periodic benefit cost:

	Qualified Retirement Plan			SERP			PBOP
(Thousands of dollars)	2019	2018	2017	2019	2018	2017	2019	2018	2017
Service cost	$25,864	$28,555	$23,392	$266	$245	$309	$1,276	$1,473	$1,468
Interest cost	49,006	44,174	46,083	1,760	1,658	1,883	3,046	2,748	3,232
Expected return on plan assets	(60,244)	(58,755)	(55,196)	—	—	—	(3,156)	(3,718)	(3,358)
Amortization of prior service cost	—	—	—	—	—	—	1,271	1,335	1,335
Amortization of net actuarial loss	22,356	32,115	24,004	1,020	1,502	1,441	—	—	—
Net periodic benefit cost	$36,982	$46,089	$38,283	$3,046	$3,405	$3,633	$2,437	$1,838	$2,677
Weighted-average assumptions (net benefit cost)
Discount rate	4.50%	3.75%	4.50%	4.50%	3.75%	4.50%	4.50%	3.75%	4.50%
Expected return on plan assets	7.00%	7.00%	7.00%	N/A	N/A	N/A	7.00%	7.00%	7.00%
Weighted-average rate of compensation increase	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%	N/A	N/A	N/A

Other Changes in Plan Assets and Benefit Obligations Recognized in Net Periodic Benefit Cost and Other Comprehensive Income

	Year Ended December 31,
	2019				2018				2017
(Thousands of dollars)	Total	Qualified Retirement Plan	SERP	PBOP	Total	Qualified Retirement Plan	SERP	PBOP	Total	Qualified Retirement Plan	SERP	PBOP
Net actuarial loss (gain) (a)	$71,087	$66,557	$7,975	$(3,445)	$20,426	$23,607	$(3,940)	$759	$43,027	$44,149	$3,334	$(4,456)
Amortization of prior service cost (b)	(1,271)	—	—	(1,271)	(1,335)	—	—	(1,335)	(1,335)	—	—	(1,335)
Amortization of net actuarial loss (b)	(23,376)	(22,356)	(1,020)	—	(33,617)	(32,115)	(1,502)	—	(25,445)	(24,004)	(1,441)	—
Prior service cost	1,878	—	—	1,878	—	—	—	—	—	—	—	—
Regulatory adjustment	(36,944)	(39,782)	—	2,838	8,233	7,657	—	576	(12,340)	(18,131)	—	5,791
Recognized in other comprehensive (income) loss	11,374	4,419	6,955	—	(6,293)	(851)	(5,442)	—	3,907	2,014	1,893	—
Net periodic benefit costs recognized in net income	42,465	36,982	3,046	2,437	51,332	46,089	3,405	1,838	44,593	38,283	3,633	2,677
Total of amount recognized in net periodic benefit cost and other comprehensive (income) loss	$53,839	$41,401	$10,001	$2,437	$45,039	$45,238	$(2,037)	$1,838	$48,500	$40,297	$5,526	$2,677

The table above discloses the net gain or loss and prior service cost recognized in Other comprehensive income, separated into (a) amounts initially recognized in Other comprehensive income, and (b) amounts subsequently recognized as adjustments to Other comprehensive income as those amounts are amortized as components of net periodic benefit cost. See also Note 6 - Other Comprehensive Income and Accumulated Other Comprehensive Income ("AOCI").
The following table sets forth, by level within the three-level fair value hierarchy, the fair values of the assets of the qualified pension plan and the PBOP as of December 31, 2019 and 2018. The SERP has no assets.

	December 31,
	2019			2018
(Thousands of dollars)	Qualified Retirement Plan	PBOP	Total	Qualified Retirement Plan	PBOP	Total
Assets at fair value:
Level 1 – Quoted prices in active markets for identical financial assets
Mutual funds	$—	$29,188	$29,188	$—	$25,299	$25,299
Total Level 1 Assets (1)	$—	$29,188	$29,188	$—	$25,299	$25,299
Level 2 – Significant other observable inputs
Private commingled equity funds (2)
Global	$266,908	$6,338	$273,246	$215,280	$5,896	$221,176
International	117,086	2,780	119,866	94,465	2,588	97,053
U.S. equity securities	184,642	4,386	189,028	147,693	4,045	151,738
Emerging markets	62,943	1,494	64,437	50,817	1,392	52,209
Private commingled fixed income funds (3)	335,138	7,959	343,097	274,062	7,506	281,568
Pooled funds and mutual funds	5,359	689	6,048	5,198	610	5,808
Government fixed income and mortgage backed securities	181	4	185	163	5	168
Total Level 2 assets (4)	$972,257	$23,650	$995,907	$787,678	$22,042	$809,720
Total Plan assets at fair value	$972,257	$52,838	$1,025,095	$787,678	$47,341	$835,019
Insurance company general account contracts (5)	2,736	—	2,736	2,936	—	2,936
Total Plan assets	$974,993	$52,838	$1,027,831	$790,614	$47,341	$837,955
(1)The Mutual funds category above is a balanced fund that invests in a diversified portfolio of common stocks, preferred stocks, and fixed-income securities. Under normal circumstances the balanced fund will hold no more than 75%, and no less than 25%, of its total assets in equity securities. The fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.
(2)The private commingled equity funds include common collective trusts that invest in a diversified portfolio of securities regularly traded on securities exchanges. These funds are shown in the above table at net asset value (“NAV”), which is the value of securities in the fund less the amount of any liabilities outstanding. Strategies employed by the funds include investment in:
▪Global equities, including domestic equities
▪International developed countries equities
▪Domestic equities
▪Emerging markets equities
Shares in the private commingled equity funds may be redeemed given one business day notice. While they are private equity funds and reported at NAV, due to the short redemption notice period, the lack of redemption fees, the fact that the underlying investments are exchange-traded, and that substantial liabilities do not exist subject to the NAV calculation, these investments are viewed as indirectly observable (Level 2) in the fair value hierarchy and are therefore not excluded from the body of the fair value table as a reconciling item.
The global fund provides diversified exposure to global equity markets. The fund seeks to provide long-term capital growth by investing primarily in securities listed on the major developed equity markets of the U.S., Europe, and Asia, as well as within those listed on emerging country equity markets on a tactical basis.
The international fund invests in international financial markets, primarily those of developed economies in Europe and the Pacific Basin. The fund invests primarily in equity securities issued by foreign corporations, but may invest in other securities perceived as offering attractive investment return opportunities.
The domestic equities securities funds include a large and medium capitalization fund and a small capitalization fund. The large and medium capitalization fund is designed to track the performance of the large and medium capitalization companies contained in the index, which represents approximately 90% of the market capitalization of the U.S. stock market. The small capitalization fund is designed to provide maximum long-term appreciation through investments that are well diversified by industry.
The emerging markets fund was developed to invest in emerging market equities worldwide. The purposes of the fund’s operations, “emerging market countries,” include every country in the world except the developed markets of the U.S., Canada, Japan, Australia, New Zealand, Hong Kong, and Singapore, and most countries located in Western Europe. Fund investments are made directly in each country or, where direct investment is inefficient or prohibited, through appropriate financial instruments or participation in commingled funds.
(3)The private commingled fixed income funds consist primarily of fixed income debt securities issued by the U.S. Treasury, government agencies, and fixed income debt securities issued by corporations. The fixed income fund investments may include the use of high yield, international fixed income securities and other instruments, including derivatives, to ensure prudent diversification over a broad spectrum of investments. The changes in the value of the fixed income funds are intended to offset the changes in the pension plan liabilities due to changes in the discount rate.
These funds are shown in the above table at NAV. Shares in the private commingled fixed equity funds may be redeemed given one business day notice. While they are private fixed income funds and reported at NAV, due to the short redemption notice period, the lack of redemption fees, the fact that the underlying investments are exchange-traded, and that substantial liabilities do not exist subject to the NAV calculation, these investments are viewed as indirectly observable (Level 2), and are also not excluded from the body of the fair value table as a reconciling item.
(4)With the exception of items (2) and (3), which are discussed in detail above, the Level 2 assets consist mainly of pooled funds and mutual funds. These funds are collective short-term funds that invest in Treasury bills and money market funds and are used as a temporary cash repository.
(5)The insurance company general account contracts are annuity insurance contracts used to pay the pensions of employees who retired prior to 1989. The balance of the account disclosed in the above table is the contract value, which is the result of deposits, withdrawals, and interest credits.
Centuri
Defined Contribution Plans
Centuri offers defined contribution plans under Section 401(k) of the Internal Revenue Code to its eligible employees, whether covered or not under collective-bargaining agreements. Eligibility requirements vary, as does timing of participation, matching, vesting, and profit-sharing features of the plans. Contributions by Centuri to these plans for the years ended December 31, 2019, 2018, and 2017 were $8 million, $7 million, and $6.3 million, respectively.
Deferred Compensation Plan
Centuri sponsors a nonqualified deferred compensation plan that is offered to a select group of management and highly-compensated employees. The plan allows participants to defer up to 80% of base salary and provides a match of 100% of contributions up to 5% of a participant’s salary. The plan also allows Centuri, at its discretion, to credit participant accounts with discretionary contributions. Participants are 100% vested in salary deferrals, contributions, and all earnings. Participant accounts include a return based on the performance of the underlying investment options selected. Payments from the plan are designated at each annual enrollment period based on specified triggering events and are payable by lump sum or on an annual installment basis.
Multiemployer Pension Plans
Centuri makes defined contributions to several multiemployer defined benefit pension plans under the terms of collective bargaining agreements (“CBAs”) with various unions representing certain employees. Contribution rates are generally specified in the CBAs and are made to the plans on a “pay-as-you-go” basis. Such contributions correspond to the number of union employees and the particular plans in which they participate, and vary depending upon the location, number of ongoing projects, and the need for union resources in connection with those projects.
The risks of participating in these multiemployer plans are different from single-employer plans, including: (i) assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers; (ii) if a participating employer stops contributing to the multiemployer plan, the unfunded obligations of the plan may become the obligation of the remaining participating employers; and (iii) if a participating employer chooses to stop participating in these multiemployer plans, the employer may be required to pay those plans an amount based on the underfunded status of the plan.
The Pension Protection Act of 2006 requires special funding and operational rules for multiemployer plans in the U.S., including classification of the plans (based on multiple factors, including the funded status of the plan), the most severe of which is “critical.” Depending upon the classification, plans may be required to adopt measures to improve their funded status through a funding improvement or rehabilitation plan, which may require additional contributions from employers (in the form of a surcharge on benefit contributions) and/or modification of retiree benefits. The amount of additional funds, if any, that Centuri may be obligated to contribute to these plans in the future cannot be estimated due to the uncertainty regarding future levels of work that may require the utilization of union employees covered by these plans, as well as uncertainty as to the future contribution levels and possible surcharges on contributions that may apply to these plans at that time.
Centuri contributed $41.3 million, $38.2 million, and $35.2 million collectively to the plans for the years ended December 31, 2019, 2018, and 2017, respectively. Substantially all of the contributions made by Centuri during these years were to U.S. plans that were not classified as critical, and for which no special surcharges were assessed. Only two plans were classified as critical and required special surcharges; however, the contributions overall related to these plans in all periods were insignificant.